Item 405

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended March 31, 2025, all such filing requirements were met with respect to the Fund, except that the following reports were inadvertently filed late: Form 4 filing for Matthew Lindholm; Form 3 filing for Kent Barnes. Mr. Lindholm’s filing related to transactions in the Fund while Mr. Barnes’s filing related solely to his designation as a Reporting Person and did not relate to any transactions in the Fund. Messrs. Lindholm and Barnes each has since corrected his omission by making the necessary filing.